0339+0000720+040010054912

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	02-13-2020	02-13-2021	040010054912	RC-C 4a / 43	720	JJN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: Art's-Way Manufacturing Co., Inc.
5556 Highway 9
Armstrong, IA 50514-7566

Lender: Bank Midwest
Armstrong Branch
PO Box 136
500 6th Street
Armstrong, IA 50514

Principal Amount: $4,000,000.00 **Date of Note: February 13, 2020**

PROMISE TO PAY. Art's-Way Manufacturing Co., Inc. ("Borrower") promises to pay to Bank Midwest ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million & 00/100 Dollars ($4,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on February 13, 2021. Unless otherwise agreed or required by applicable law, payments will be applied first to any escrow or reserve account payments as required under any mortgage, deed of trust, or other security instrument or security agreement securing this Note; then to any accrued unpaid interest; and then to principal. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. All payments must be made in U.S. dollars and must be received by Lender consistent with any written payment instructions provided by Lender. If a payment is made consistent with Lender's payment instructions but received after 5:30 PM Central Time, Lender will credit Borrower's payment on the next business day.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate as published in the Wall Street Journal Money Rates section (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each one (1) day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 4.750% per annum.** Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage point over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5.750% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this Note be less than 4.250% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bank Midwest, Armstrong Branch, PO Box 136, 500 6th Street, Armstrong, IA 50514.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue interest at the interest rate under this Note. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or

disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation all attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Iowa.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Note is secured by any and all security documents, including, but not limited to, all Security Agreements, Supplemental Security Agreements, all Guaranties, Real Estate Mortgages and Assignment of Rents, Real Estate Mortgage dated 9/28/2017 and Modification of Mortgage dated 3/30/2018. .

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **Carrie Gunnerson, CEO/President of Art's-Way Manufacturing Co., Inc.; and Michael Woods, CFO of Art's-Way Manufacturing Co., Inc.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

PURPOSE OF LOAN. The specific purpose of this loan is: 2020 Letter of Credit - Leidos.

PRIOR NOTE. Renewal of Loan# 40010038459.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

ART'S-WAY MANUFACTURING CO., INC.

By: [signature]
Carrie Gunnerson, CEO/President of Art's-Way Manufacturing Co., Inc.

By: [signature]
Michael Woods, CFO of Art's-Way Manufacturing Co., Inc.

LENDER:

BANK MIDWEST

X ______________________________

Jeffrey J Newlin, SVP Market President

0177+0000720+040010054912

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	02-13-2020	02-13-2021	040010054912	RC-C 4a / 43	720	JJN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Art's-Way Manufacturing Co., Inc.
5556 Highway 9
Armstrong, IA 50514-7566

Lender: Bank Midwest
Armstrong Branch
PO Box 136
500 6th Street
Armstrong, IA 50514

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $4,000,000.00 due on February 13, 2021.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: 2020 Letter of Credit - Leidos.

REAL ESTATE DOCUMENTS. If any party to this transaction is granting a security interest in any real property to Lender and Borrower is not also a party to the real estate document or documents (the "Real Estate Documents") granting such security interest, Borrower agrees to perform and comply with the Real Estate Documents just as if Borrower has signed as a direct and original party to the Real Estate Documents. This means Borrower agrees to all the representations and warranties made in the Real Estate Documents. In addition, Borrower agrees to perform and comply strictly with all the terms, obligations and covenants to be performed by either Borrower or any Grantor or Trustor, or both, as those words are defined in the Real Estate Documents. Lender need not tell Borrower about any action or inaction Lender takes in connection with the Real Estate Documents. Borrower assumes the responsibility for being and keeping informed about the property. Borrower also waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the property, or any delay by Lender in realizing upon the property.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,000,000.00 as follows:

Undisbursed Funds:	$4,000,000.00
Note Principal:	$4,000,000.00

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 13, 2020.

BORROWER:

ART'S-WAY MANUFACTURING CO., INC.

By: ______________________________
Carrie Gunnerson, CEO/President of Art's-Way Manufacturing Co., Inc.

By: ______________________________
Michael Woods, CFO of Art's-Way Manufacturing Co., Inc.

0312+0000720+040010054912

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	02-13-2020	02-13-2021	040010054912	RC-C 4a / 43	720	JJN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Art's-Way Manufacturing Co., Inc.
5556 Highway 9
Armstrong, IA 50514-7566

Lender: Bank Midwest
Armstrong Branch
PO Box 136
500 6th Street
Armstrong, IA 50514

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED. PARTIES MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $4,000,000.00 due on February 13, 2021.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Promissory Note
- IA Commercial Security Agreement: Collateral owned by Art's-Way Manufacturing Co., Inc.
- DE National UCC Financing Statement (Rev. 04/20/11): Collateral owned by Art's-Way Manufacturing Co., Inc.
- IA National UCC Financing Statement (Rev. 04/20/11): Collateral owned by Art's-Way Manufacturing Co., Inc.
- National UCC Addendum Instructions 04/20/11
- Agreement to Provide Insurance
- Notice of Final Agreement
- IA Commercial Security Agreement: Collateral owned by Ohio Metal Working Products/Art's-Way Inc.
- DE Commercial Security Agreement: Collateral owned by Art's-Way Manufacturing Co., Inc.
- IA National UCC Financing Statement (Rev. 04/20/11): Collateral owned by Art's-Way Manufacturing Co., Inc.
- National UCC Instructions 04/20/11
- Agreement to Provide Insurance
- Disbursement Request and Authorization
- CreditQuest Data Transfer Summary

Parties. The term "Parties" means Bank Midwest and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower: Art's-Way Manufacturing Co., Inc.
Grantor(s): Art's-Way Manufacturing Co., Inc.
Grantor(s): Ohio Metal Working Products/Art's-Way Inc.

Each Party who signs below, other than Bank Midwest, acknowledges, represents, and warrants to Bank Midwest that it has received, read and understood this Notice of Final Agreement. This Notice is dated February 13, 2020.

BORROWER:

ART'S-WAY MANUFACTURING CO., INC.

By: [signature]
Carrie Gunnerson, CEO/President of Art's-Way Manufacturing Co., Inc.

By: [signature]
Michael Woods, CFO of Art's-Way Manufacturing Co., Inc.

GRANTOR:

OHIO METAL WORKING PRODUCTS/ART'S-WAY INC.

By: [signature]
Carrie Gunnerson, CEO/Secretary of Ohio Metal Working Products/Art's-Way Inc.

By: [signature]
Michael Woods, CFO of Ohio Metal Working Products/Art's-Way Inc.

LENDER:

BANK MIDWEST

X______________________________
Jeffrey J Newlin, SVP Market President

DEPARTMENT OF HOMELAND SECURITY
Federal Emergency Management Agency

STANDARD FLOOD HAZARD DETERMINATION FORM (SFHDF)

OMB Control No. 1660-0040
Expires: 10/31/18

SECTION I - LOAN INFORMATION

1. LENDER/SERVICER NAME AND ADDRESS	2. COLLATERAL DESCRIPTION (Building/Mobile Home/Property) (See instructions for more information.)
Bank Midwest 1920 Center Creek Drive Fairmont, MN 56031	3620 PROGRESS ST NE CANTON, OH 44705 Borrower : Art's-Way Manufacturing Co., Inc.

3. LENDER/SERVICER ID #	4. LOAN IDENTIFIER	5. AMOUNT OF FLOOD INSURANCE REQUIRED
05170	40010054912	

SECTION II

A. NATIONAL FLOOD INSURANCE PROGRAM (NFIP) COMMUNITY JURISDICTION

1. NFIP Community Name	2. County(ies)	3. State	4. NFIP Community Number
CANTON, CITY OF	STARK	OH	390512

B. NATIONAL FLOOD INSURANCE PROGRAM (NFIP) DATA AFFECTING BUILDING/MOBILE HOME

1. NFIP Map Number or Community-Panel Number (Community name, if not the same as "A")	2. NFIP Map Panel Effective/Revised Date	3. Is there a Letter of Map Change (LOMC)?
39151C 0229E	09/29/11	[X] NO [ ] YES (if yes, and LOMC date/no. is available, enter date and case no. below).
4. Flood Zone X	5. No NFIP Map	Date Case No.

C. FEDERAL FLOOD INSURANCE AVAILABILITY (Check all that apply.)

1. [X] Federal Flood Insurance is available (community participates in the NFIP). [X] Regular Program [ ] Emergency Program of NFIP
2. [ ] Federal Flood Insurance is not available (community does not participate in the NFIP).
3. [ ] Building/Mobile Home is in a Coastal Barrier Resources Area (CBRA) or Otherwise Protected Area (OPA). Federal Flood Insurance may not be available.
   CBRA/OPA Designation Date: ________

D. DETERMINATION

IS BUILDING/MOBILE HOME IN SPECIAL FLOOD HAZARD AREA (ZONES CONTAINING THE LETTERS "A" OR "V") ? [ ] YES [X] NO

If yes, flood insurance is required by the Flood Disaster Protection Act of 1973.
If no, flood insurance is not required by the Flood Disaster Protection Act of 1973. Please note, the risk of flooding in this area is only reduced, not removed.

This determination is based on examining the NFIP map, any Federal Emergency Management Agency revisions to it, and any other information needed to locate the building/mobile home on the NFIP map.

E. COMMENTS (Optional)

THIS FLOOD DETERMINATION IS PROVIDED TO THE LENDER PURSUANT TO THE FLOOD DISASTER PROTECTION ACT. IT SHOULD NOT BE USED FOR ANY OTHER PURPOSE.

F. PREPARER'S INFORMATION

NAME, ADDRESS, TELEPHONE NUMBER (If other than Lender)	DATE OF DETERMINATION
CoreLogic Flood Services 1825A Kramer Lane Austin, TX 78758 1-800-447-1772	02/04/20 at 09:53 AM CST FloodCert #: 2002091814 *** LIFE-OF-LOAN ***

NOTICE TO BORROWER *NOT IN* SPECIAL FLOOD HAZARD AREA

Borrower: **Art's-Way Manufacturing Co., Inc.**

Loan #: **40010054912**

Property Location: **3620 PROGRESS ST NE**
CANTON, OH 44705

This Notice Date is as of: **02/04/20**

National Flood Insurance Program (NFIP) Community: **CANTON, CITY OF**

Attached is the completed Standard Flood Hazard Determination Form that indicates that the improved real estate or mobile home securing your loan is not located in an area designated by the Director of the Federal Emergency Management Agency ("FEMA") as a Special Flood Hazard Area ("SFHA"). As a result of this determination, you will not be required to obtain mandatory flood insurance in connection with the making of your loan.

However, your home may be near an SFHA. As such you, or your lender, may want to consider the advisability of obtaining flood insurance at reduced rates. You should check with your insurance agent or company as to the coverage types and amounts available to you and make your own determination as to whether you desire any such coverage.

If, however, at any time during the term of your loan the improved real estate or mobile home securing your loan is, due to re-mapping by FEMA or otherwise, located in an area that has been identified by the Director of FEMA as an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Program, you will be so notified and advised that you must obtain an appropriate amount of flood insurance coverage. If, within 45 days after we send you such notification, you fail to purchase flood insurance in an amount not less than the amount we advise you is necessary, we shall purchase such flood insurance on your behalf at your expense, as we are authorized to do in accordance with the provisions of the Flood Disaster Protection Act of 1973, as amended.

I/We, the undersigned borrower(s)/applicant(s), hereby understand and agree to all the above.

[signature]	3/11/2020	[signature]	3/11/20
Borrower/Applicant	Date	*Borrower/Applicant*	Date
Borrower/Applicant	Date	*Borrower/Applicant*	Date
Borrower/Applicant	Date	*Borrower/Applicant*	Date

"0127+0000720+040010054912"

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	02-13-2020	02-13-2021	040010054912	RC-C 4a / 43	720	JJN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Art's-Way Manufacturing Co., Inc.
5556 Highway 9
Armstrong, IA 50514-7566

Lender: Bank Midwest
Armstrong Branch
PO Box 136
500 6th Street
Armstrong, IA 50514

Grantor: Ohio Metal Working Products/Art's-Way Inc.

INSURANCE REQUIREMENTS. Grantor, Ohio Metal Working Products/Art's-Way Inc. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Art's-Way Manufacturing Co., Inc. ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **3620 Progress Street NE, Canton, OH 44705.**
Type: Fire and extended coverage.
Amount: Loan Amount.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Latest Delivery Date: By the loan closing date.

Collateral: **All Inventory, Equipment and Fixtures.**
Type: All risks, including fire, theft and liability.
Amount: Loan Amount.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 3620 Progress Street NE, Canton, OH 44705.
Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Grantor agrees to obtain and maintain flood insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program, from private insurers providing "private flood insurance" as defined by applicable federal flood insurance statutes and regulations, or from another flood insurance provider that is both acceptable to Lender in its sole discretion and permitted by applicable federal flood insurance statutes and regulations.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

Bank Midwest
Support Center Loan Processing
1920 Center Creek Drive
Fairmont, MN 56031

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of February 13, 2020, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS AGREEMENT TO PROVIDE INSURANCE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 13, 2020.

GRANTOR:

OHIO METAL WORKING PRODUCTS/ART'S-WAY INC.

By: ______________________________
Carrie Gunnerson, CEO/Secretary of Ohio Metal Working Products/Art's-Way Inc.

By: ______________________________
Michael Woods, CFO of Ohio Metal Working Products/Art's-Way Inc.

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE ____________________

AGENT'S NAME: ____________________
AGENCY: ____________________
ADDRESS: ____________________
INSURANCE COMPANY: ____________________
POLICY NUMBER: ____________________
EFFECTIVE DATES: ____________________

COMMENTS: ____________________

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE ____________________

AGENT'S NAME: ____________________
AGENCY: ____________________
ADDRESS: ____________________
INSURANCE COMPANY: ____________________
POLICY NUMBER: ____________________
EFFECTIVE DATES: ____________________

COMMENTS: ____________________

0127+0000720+040010054912

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	02-13-2020	02-13-2021	040010054912	RC-C 4a / 43	720	JJN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor: Art's-Way Manufacturing Co., Inc.
5556 Highway 9
Armstrong, IA 50514-7566

Lender: Bank Midwest
Armstrong Branch
PO Box 136
500 6th Street
Armstrong, IA 50514

INSURANCE REQUIREMENTS. Grantor, Art's-Way Manufacturing Co., Inc. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **All Inventory, Equipment and Fixtures.**
Type: All risks, including fire, theft and liability.
Amount: Loan Amount.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

Bank Midwest
Support Center Loan Processing
1920 Center Creek Drive
Fairmont, MN 56031

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of February 13, 2020, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS AGREEMENT TO PROVIDE INSURANCE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 13, 2020.

GRANTOR:

ART'S-WAY MANUFACTURING CO., INC.

By: ______________________
Carrie Gunnerson, CEO/President of Art's-Way Manufacturing Co., Inc.

By: ______________________
Michael Woods, CFO of Art's-Way Manufacturing Co., Inc.

AGREEMENT TO PROVIDE INSURANCE
(Continued)

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE ________________________

AGENT'S NAME: ______________________________
AGENCY: ____
ADDRESS: ____
INSURANCE COMPANY: ____
POLICY NUMBER: ______________________
EFFECTIVE DATES: ____
____
COMMENTS: ____
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